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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 18, 2004
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MINNESOTA                      0-20243                    41-1673770
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)



                 6740 SHADY OAK ROAD
               EDEN PRAIRIE, MINNESOTA                           55344-3433
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      (Address of principal executive offices)                   (Zip Code)


                        Telephone Number: (952) 943-6000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 18, 2004 the registrant issued a press release discussing its results of operations and financial condition for its second fiscal quarter ended July 31, 2004. A copy of the press release is furnished as Exhibit 99 hereto.

         The registrant defines EBITDA as net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense), and income taxes. The registrant's management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies.

         The registrant's management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

         For the quarter ended July 31, 2004, Exhibit 99 states that the net loss for such quarter was $7.8 million. EBITDA for such quarter, which excludes depreciation and amortization expense, interest income and income taxes, was $(3.2) million. The difference between these measures includes $(4.9) million of depreciation and amortization expense and $.3 million of interest income. For the quarter ended July 31, 2003, Exhibit 99 states that net loss for such quarter was $.1 million. EBITDA for such quarter, which excludes depreciation and amortization expense, interest income and income taxes, was $3.9 million. The difference between these measures includes $(4.3) million of depreciation and amortization expense, $.4 million of interest income and $(.1) of income taxes.

         For the six months ended July 31, 2004, Exhibit 99 states that the net loss for such period was $15.7 million. EBITDA for such period, which excludes depreciation and amortization expense, interest income and income taxes, was $(6.6) million. The difference between these measures includes $(9.7) million of depreciation and amortization expense and $.6 million of interest income. For the six months ended July 31, 2003, Exhibit 99 states that net income for such period was $.5 million. EBITDA for such period, which excludes depreciation and amortization expense, interest income and income taxes, was $8.4 million. The difference between these measures includes $(8.5) million of depreciation and amortization expense, $.7 million of interest income and $(.1) of income taxes.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

                   99    Press Release dated August 18, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2004                            VALUEVISION MEDIA, INC.



                                                  By /s/ Richard D. Barnes
                                                     ---------------------------
                                                     Richard D. Barnes
                                                     Executive Vice President,
                                                     Chief Operating Officer
                                                     and Chief Financial Officer



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                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------
99              Press Release dated August 24, 2004..........................................  Filed Electronically